UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

USERTESTING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates to the proposed acquisition of UserTesting, Inc., a Delaware corporation (the “Company”), by affiliates of Thoma Bravo Discover Funds, Delaware limited partnerships, pursuant to the Agreement and Plan of Merger by and among the Company, Thunder Holdings, LLC, a Delaware limited liability company (“Parent”), and Thunder Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, dated October 26, 2022. On October 28, 2022, the Company issued the following customer Q&A:

I heard the news about the combination of UserTesting and UserZoom. Can you share more about your plans together?

●	I’m glad you saw this, and we’re excited about joining forces. We believe the combination of UserTesting and UserZoom will provide tremendous value for our customers.

●	How? By further integrating and expanding capabilities of our product offerings – you can read more in our official press release, [online here].

●	I realize that as part of our regular relationship, I typically have more details to share about our announcements. However, for this type of deal, unfortunately all we can really say is in our press release (for legal reasons).

●	What I can say is, this is all about creating value for customers.

●	Also, to be clear, it is truly business as usual for both UserTesting and UserZoom until the transaction closes. We will continue to operate as two separate companies until the completion of the combination with UserZoom. That won’t happen until after the closing of our transaction with Thoma Bravo, which is currently expected in the first half of 2023. That timeframe is to allow for the required regulatory approvals and customary closing conditions.

●	Until then, our valued customers remain our top priority, and our entire team is focused on continuing to provide you with the best-in-class service and solutions you have come to expect.

I am currently in negotiations with you. Should I wait until you officially combine to sign my contract?

●	No – there’s no reason to hold off. It Is business as usual until the transaction closes.

●	Both UserTesting and UserZoom continue to operate as independent businesses until the completion of our combination, which won’t happen until after the closing of UserTesting’s transaction with Thoma Bravo.

●	That is currently expected in the first half of 2023, to allow for the required regulatory approvals and customary closing conditions.

●	UserTesting and UserZoom have similar core values that place unlocking value and overall experience for customers as top priorities – we are excited to bring together the complementary expertise of UserTesting and UserZoom to create a leading, integrated solution sometime next year.

●	Until then, our entire team is focused on providing you with best-in-class service and solutions.

I am an existing customer. Should I wait until you combine to renew my contract?

●	No – there’s no reason to hold off. It Is business as usual until the transaction closes.

●	Both UserTesting and UserZoom continue to operate as independent businesses until the completion of our combination, which won’t happen until after the closing of UserTesting’s transaction with Thoma Bravo.

●	That is currently expected in the first half of 2023, to allow for the required regulatory approvals and customary closing conditions.

●	UserTesting and UserZoom have similar core values that place unlocking value and overall experience for customers as top priorities – we are excited to bring together the complementary expertise of UserTesting and UserZoom to create a leading, integrated solution sometime next year.

●	Until then, our entire team is focused on providing you with best-in-class service and solutions.

Important Information and Where to Find It

In connection with the proposed transaction, UserTesting will file relevant materials with the Securities and Exchange Commission (SEC), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, UserTesting will mail the definitive proxy statement and a proxy card to UserTesting stockholders. USERTESTING’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of UserTesting will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at https://ir.usertesting.com.

Participants in the Solicitation

UserTesting and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding UserTesting’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in UserTesting’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022. UserTesting stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of UserTesting directors and executive officers in the transaction, which may be different than those of UserTesting stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of UserTesting’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic, inflation, foreign exchange rates and general economic conditions on UserTesting’s business; (iii) UserTesting’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm UserTesting’s business, including current plans and operations; (vii) attraction and retention of qualified employees; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) general economic and market developments and conditions; (x) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect UserTesting’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact UserTesting’s ability to pursue certain business opportunities or strategic transactions; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.